                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                 August 17, 2005
                                                                 ---------------


                       EXCHANGE NATIONAL BANCSHARES, INC.
             (Exact name of Registrant as specified in its charter)

            Missouri                      0-23636                43-1626350
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(State or other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)




132 East High Street, Jefferson City, Missouri                  65101
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   (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code    (573) 761-6100
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS

         On August 17, 2005, Exchange National Bancshares, Inc. issued a press release announcing that its board of directors had approved a quarterly cash dividend of 18 cents per share, payable September 30, 2005 to shareholders of record at the close of business on September 15, 2005. The full text of the press release is furnished as an exhibit to this report on Form 8-K.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         Exhibit No.                Description
         -----------                -----------

         Exhibit 99 Exchange National Bancshares, Inc. press release dated August 17, 2005

                                      * * *

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EXCHANGE NATIONAL BANCSHARES, INC.


Date: August 17, 2005
                                              By: /s/ James E. Smith
                                                  ------------------------------
                                                  James E. Smith
                                                  Chairman and CEO

                                  EXHIBIT INDEX


         Exhibit No.                Description
         -----------                -----------

         Exhibit 99 Exchange National Bancshares, Inc. press release dated August 17, 2005.